American Beacon EAM International Small Cap Fund

Supplement dated February 5, 2025

to the Prospectus, Summary Prospectus, and Statement of Additional Information,

each dated March 1, 2024, as previously amended or supplemented

The Board of Trustees of the American Beacon Funds, at the recommendation of American Beacon Advisors, Inc., has approved a change in the name of the American Beacon EAM International Small Cap Fund (the “Fund”) to the American Beacon IMC International Small Cap Fund to reflect a change in the name of the Fund’s sub-advisor from EAM Global Investors LLC to Global IMC LLC, and a change in the name of the sub-advisor’s direct majority owner from EAM Investors, LLC to The Informed Momentum Company LLC. Accordingly, the following changes are made to the Fund’s Prospectus, Summary Prospectus, and Statement of Additional Information:

I.	Effective February 4, 2025, the name of the sub-advisor is changed to Global IMC LLC and all references to EAM Global Investors LLC are deleted and replaced with references to Global IMC LLC.

II.	Effective February 4, 2025, references to EAM Investors, LLC are deleted and replaced with references to The Informed Momentum Company LLC.

III.	Effective February 24, 2025, the name of the Fund is changed to American Beacon IMC International Small Cap Fund, and all references to the American Beacon EAM International Small Cap Fund are deleted and replaced with American Beacon IMC International Small Cap Fund.

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IMC-020525